UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2013 (June 14, 2013)

EUROSITE POWER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-54484	27-5250881
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6000
(Registrant’s telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On June 14, 2013, EuroSite Power Inc., or the Company, entered into subscription agreements with certain investors, including American DG Energy Inc., or American DG, the Company's majority parent, for a private placement of an aggregate principal amount of $4,000,000 of 4% Senior Unsecured Convertible Notes Due 2015, or the Notes.

In connection with the private placement, American DG exchanged a promissory note in the aggregate principal amount of $1,100,000, originally issued on February 26, 2013, or the Old Note, for a like principal amount of the Notes and cash paid for any accrued but unpaid interest on the Old Note.

Included among the investors subscribing for the Notes are: Bruno Meier, a director of the Company, in the amount of $250,000; Joan Giacinti, a director of the Company, in the amount of $300,000; Charles T. Maxwell, Chairman of the Board of Directors of American DG, in the amount of $250,000; and Nettlestone Enterprises Limited, a shareholder of both the Company and American DG, in the amount of $300,000.

The proceeds of the offering of the Notes will be used in connection with the development and installation of current and new energy systems, business development and for general corporate purposes.

The foregoing descriptions of the Subscription Agreements and the Old Note are qualified in their entirety by reference to the full text of a form of the Subscription Agreements and the Old Note, which are attached as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Noteholders Agreement and Notes

The holders of the Notes are subject to and entitled to the benefits of the 4% Senior Convertible Notes due 2015 Noteholders Agreement, dated June 14, 2013, or the Noteholders Agreement. The Notes will mature on June 14, 2015 and will accrue interest at the rate of 4% per annum payable in cash on a semi-annual basis. At the Investor's option, the Notes may be converted into shares of the Company's common stock at an initial conversion rate of 1,000 shares of common stock per $1,000 principal amount of Notes, subject to adjustment. At the scheduled maturity date, each of the Investors will have the following options: request payment of their principal amount and accrued interest in cash; extend the term of the Notes for an additional 3 years with an automatic decrease in interest rate to 3% per annum; or exchange the Notes for a new non-convertible note with a 3 year maturity and a 6% per annum interest rate; no accrued interest will be lost on such exchange. The Notes are guaranteed on a subordinated basis by American DG.

The Noteholders Agreement provides for customary events of default by the Company, including failure to pay interest within ten days of becoming due, failure to pay principal when due, failure to comply provisions of the Notes or the Noteholders Agreement, subject to cure, and certain events of bankruptcy or insolvency.

The foregoing descriptions of the Noteholders Agreement and Notes are qualified in their entirety by reference to the full text of the Noteholders Agreement and form of Note, which are attached as Exhibit 10.2 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Registration Rights Agreement

The holders of the Notes are entitled to the benefits of a registration rights agreement dated June 14, 2013 by and among the Company and the Noteholders named therein, or the Registration Rights Agreement. The Registration Rights Agreement provides for demand registration rights, such that upon the demand of 30% of the holders of Registrable Securities, as defined in the Registration Rights Agreement and subject to certain conditions (including that the Company is eligible to use a Form S-3 registration statement and that such holders anticipate an aggregate offering price, net of selling expenses, of at least $250,000), the Company will file a Form S-3 registration statement covering the Registrable Securities requested to be included in such registration, subject to adjustment.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 3.02.    Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 - Entry into a Material Definitive Agreement” concerning the private placement of the Notes is incorporated herein by reference. The issuance of the Notes and the underlying shares of common stock have not been registered under the Securities Act of 1933, as amended, in reliance on an exemption under Rule 506 of Regulation D.

Item 7.01.    Regulation FD Disclosure.

On June 14, 2013, the Company issued a press release announcing the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
4.1	Promissory Note by the Company issued to American DG, dated February 26, 2013.
4.2	Form of 4% Senior Convertible Note Due 2015, dated June 14, 2013.
10.1	Form of Subscription Agreement, dated June 14, 2013.
10.2	4% Senior Convertible Notes due 2015 Noteholders Agreement by and among the Company, American DG Energy Inc. and the Holders named therein, dated June 14, 2013.
10.3	Registration Rights Agreement by and among the Company and the Noteholders names therein, dated June 14, 2013.
99.1	Press Release, dated June 14, 2013.

FORWARD-LOOKING STATEMENTS
This current report contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. For example, we are using forward-looking statements when we discuss the use of net proceeds of the private placement. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including as disclosed in the Company's SEC filings. The statements in this current report are made as of the date of this report. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 18, 2013	EUROSITE POWER INC.
By: /s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer

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